UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2010

PRIVATEBANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34066	36-3681151
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

120 S. LaSalle St. Suite 400 Chicago, Illinois	60603
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 564-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 25, 2010, PrivateBancorp, Inc. (the “Company”) announced its earnings results for the fourth quarter ended December 31, 2009. Attached as Exhibit 99.1 is a copy of the press release relating to the Company’s earnings results, which is incorporated herein by reference. Certain supplemental information relating to non-GAAP financial measures reported in the attached press release is included on page 10 and 16 of Exhibit 99.1.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b)	Resignation of a Director

Patrick F. Daly resigned from the Board of Directors of the Company, effective as of January 19, 2010, to focus on personal business matters. Mr. Daly was a director of the Company since July 2004.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit	Description

99.1	Fourth Quarter 2009 Earnings Release dated January 25, 2010 (intended to be deemed furnished with the Commission rather than filed pursuant to General Instruction B.2. to Form 8-K)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIVATEBANCORP, INC.

Dated: January 25, 2010	By:	/S/ LARRY D. RICHMAN
Larry D. Richman
President and Chief Executive Officer

	By:	/S/ KEVIN M. KILLIPS
Kevin M. Killips
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description

99.1	Fourth Quarter 2009 Earnings Release dated January 25, 2010